Exhibit 10.24

Xometry, Inc.
PRSU Award Grant Notice

Performance Restricted Stock Unit Award
(2021 Equity Incentive Plan)

Xometry, Inc. (the “Company”) has awarded to you (the “Participant”) up to the number of performance-based restricted stock units (“PRSUs” or “Performance Restricted Stock Units”) specified and on the terms set forth below in consideration of your services (the “PRSU Award”). Your PRSU Award is subject to all of the terms and conditions as set forth herein and in the Company’s 2021 Equity Incentive Plan (the “Plan”) and the Award Agreement (the “Agreement”), which are attached hereto and incorporated herein in their entirety. Capitalized terms not explicitly defined herein but defined in the Plan or the Agreement shall have the meanings set forth in the Plan or the Agreement.

Participant: _________________________________

Date of Grant: _________________________________

Target # of Performance Restricted Stock Units: ____________________________

Award: Subject to, and in accordance with, the Vesting Conditions set forth on Exhibit A attached hereto, you will be eligible to earn up to [ ]% of the target number of PRSUs indicated in this Grant Notice.

Vesting Schedule: As set forth in Exhibit A attached hereto.

Issuance Schedule: If any PRSUs become vested according to the Vesting Conditions set forth in Exhibit A attached hereto, one share of Common Stock will be issued for each PRSU which vests at the time set forth in Section 6 of the Agreement.

Participant Acknowledgements: By your signature below or by electronic acceptance or authentication in a form authorized by the Company, you understand and agree that:

•
The PRSU Award is governed by this PRSU Award Grant Notice (this “Grant Notice”), and the provisions of the Plan and the Agreement, all of which are made a part of this document. Unless otherwise provided in the Plan, this Grant Notice and the Agreement (together, the “PRSU Award Agreement”) may not be modified, amended or revised except in a writing signed by you and a duly authorized officer of the Company.
•
You have read and are familiar with the provisions of the Plan, the PRSU Award Agreement and the and the document containing the Plan information specified in Section 10(a) of the Securities Act (the “Prospectus”). In the event of any conflict between the provisions in the PRSU Award Agreement, or the Prospectus and the terms of the Plan, the terms of the Plan shall control.

•
The PRSU Award Agreement sets forth the entire understanding between you and the Company regarding the acquisition of Common Stock and supersedes all prior oral and written agreements, promises and/or representations on that subject with the exception of: (i) other equity awards previously granted to you, and (ii) any written employment agreement, offer letter, severance agreement, written severance plan or policy, or other written agreement between the Company and you in each case that specifies the terms that should govern this PRSU Award.

Xometry, Inc. Participant:

By: _________________

Signature Signature

Title:

Attachments: PRSU Award Agreement, 2021 Equity Incentive Plan

Xometry, Inc.

2021 Equity Incentive Plan

Award Agreement (PRSU Award)

As reflected by your Performance Restricted Stock Unit Grant Notice (“Grant Notice”) Xometry, Inc. (the “Company”) has granted you a PRSU Award for up to the numbers of PRSUs as indicated in the Grant Notice (the “PRSU Award”) under its 2021 Equity Incentive Plan (the “Plan”) subject to the Vesting Conditions of Exhibit A being satisfied. The terms of your PRSU Award as specified in this Award Agreement for your PRSU Award (the “Agreement”) and the Grant Notice constitute your “PRSU Award Agreement”. Defined terms not explicitly defined in this Agreement but defined in the Grant Notice or the Plan shall have the same definitions as in the Grant Notice or Plan, as applicable.

The general terms applicable to your PRSU Award are as follows:

1.
Governing Plan Document. Your PRSU Award is subject to all the provisions of the Plan, including but not limited to the provisions in:
(a)
Section 6 of the Plan regarding the impact of a Capitalization Adjustment, dissolution, liquidation, or Corporate Transaction on your PRSU Award;
(b)
Section 9(e) of the Plan regarding the Company’s retained rights to terminate your Continuous Service notwithstanding the grant of the PRSU Award; and
(c)
Section 8(c) of the Plan regarding the tax consequences of your PRSU Award.

Your PRSU Award is further subject to all interpretations, amendments, rules and regulations, which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the PRSU Award Agreement and the provisions of the Plan, the provisions of the Plan shall control.

2.
Grant of the PRSU Award. This PRSU Award represents your right to be issued on a future date the number of shares of the Company’s Common Stock that is equal to the number of performance restricted stock units indicated in the Grant Notice as modified to reflect any Capitalization Adjustment and subject to your satisfaction of the vesting conditions set forth in Exhibit A attached hereto (the “Performance Restricted Stock Units”). Any additional Performance Restricted Stock Units that become subject to the PRSU Award pursuant to Capitalization Adjustments as set forth in the Plan and the provisions of Section 4 below, if any, shall be subject, in a manner determined by the Board, to the same forfeiture restrictions, restrictions on transferability, and time and manner of delivery as applicable to the other Performance Restricted Stock Units covered by your PRSU Award.
3.
Vesting. Your Performance Restricted Stock Units will vest, if at all, in accordance with the Vesting Conditions set forth in Exhibit A attached hereto, subject to the provisions contained herein and the terms of the Plan. Vesting will cease upon the termination of your Continuous Service and the Performance Restricted Stock Units that were not vested on the date of such termination will be forfeited at no cost to the Company and you will have no further right, title or interest in or to such PRSU Award or the Common Stock to be issued in respect of such portion of the PRSU Award.
4.
Dividends. You may become entitled to receive payments equal to any cash dividends and other distributions paid with respect to a corresponding number of shares of Common Stock to be issued in respect of the Performance Restricted Stock Units covered by your PRSU Award. Any such dividends or distributions shall be subject to the same forfeiture restrictions as apply to the Performance Restricted Stock Units and shall be paid at the same time that the corresponding shares are issued in respect of your vested Performance Restricted Stock Units, provided, however that to the extent any such dividends or distributions are paid in shares of Common Stock, then you will automatically be granted a corresponding number of additional Performance Restricted Stock Units subject to the PRSU Award (the “Dividend Units”), and further provided that such Dividend Units shall be subject to the same forfeiture restrictions and restrictions on transferability, and same timing requirements for issuance of shares, as apply to the Performance Restricted Stock Units subject to the PRSU Award with respect to which the Dividend Units relate.
5.
Withholding Obligations. As further provided in Section 8 of the Plan, you hereby authorize withholding from payroll and any other amounts payable to you, and otherwise agree to make adequate provision for, any sums required to satisfy the federal, state, local and foreign tax withholding obligations, if any, which arise in connection with your PRSU Award (the “Withholding Obligation”) in accordance with the withholding procedures established by the Company. Unless the Withholding Obligation is satisfied, the Company shall have no obligation to deliver to you any Common Stock in respect of the PRSU Award. In the event the Withholding Obligation of the Company arises prior to the delivery to you of Common Stock or it is determined after the delivery of Common Stock to you that the amount of the Withholding Obligation was greater than the amount withheld by the Company, you agree to indemnify and hold the Company harmless from any failure by the Company to withhold the proper amount.
6.
Date of Issuance.
(a)
The issuance of shares in respect of the Performance Restricted Stock Units is intended to comply with Treasury Regulations Section 1.409A-1(b)(4) and will be construed and administered in such a manner. Subject to the satisfaction of the Withholding Obligation, if any, in the event one or more Performance Restricted Stock Units vests, the Company shall issue to you one (1) share of Common Stock for each Performance Restricted Stock Unit that vests on the applicable vesting date(s) (subject to any adjustment under Section 4 above, and subject to any different provisions in the Grant Notice). Each issuance date determined by this paragraph is referred to as an “Original Issuance Date.”
(b)
If the Original Issuance Date falls on a date that is not a business day, delivery shall instead occur on the next following business day. In addition, if:

(i)
the Original Issuance Date does not occur (1) during an “open window period” applicable to you, as determined by the Company in accordance with the Company’s then-effective policy on trading in Company securities, or (2) on a date when you are otherwise permitted to sell shares of Common Stock on an established stock exchange or stock market (including but not limited to under a previously established written trading plan that meets the requirements of Rule 10b5-1 under the Exchange Act and was entered into in compliance with the Company’s policies (a “10b5-1 Arrangement) or under such other policy expressly approved by the Company), and
(ii)
either (1) a Withholding Obligation does not apply, or (2) the Company decides, prior to the Original Issuance Date, (A) not to satisfy the Withholding Obligation by withholding shares of Common Stock from the shares otherwise due, on the Original Issuance Date, to you under this Award, and (B) not to permit you to enter into a “same day sale” commitment with a broker-dealer (including but not limited to a commitment under a 10b5-1 Arrangement) and (C) not to permit you to pay your Withholding Obligation in cash,
(iii)
then the shares that would otherwise be issued to you on the Original Issuance Date will not be delivered on such Original Issuance Date and will instead be delivered on the first business day when you are not prohibited from selling shares of the Company’s Common Stock in the open public market or on such other date determined by the Company, but in no event later than December 31 of the calendar year in which the Original Issuance Date occurs (that is, the last day of your taxable year in which the Original Issuance Date occurs), or, if and only if permitted in a manner that complies with Treasury Regulations Section 1.409A-1(b)(4), no later than the date that is the 15th day of the third calendar month of the applicable year following the year in which the shares of Common Stock under this PRSU Award are no longer subject to a “substantial risk of forfeiture” within the meaning of Treasury Regulations Section 1.409A-1(d).
(c)
To the extent the PRSU Award is a Non-Exempt Award, the provisions of Section 11 of the Plan shall apply.
7.
Lock-Up Period. By accepting your PRSU Award, you agree that you will not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale with respect to any shares of Common Stock or other securities of the Company held by you, for a period of one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Securities Act or such longer period as the underwriters or the Company will request to facilitate compliance with FINRA Rule 2241 or any successor or similar rules or regulation (the “Lock-Up Period”); provided, however, that nothing contained in this Section 7 will prevent the exercise of a repurchase option, if any, in favor of the Company during the Lock-Up Period. You further agree to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriters that are consistent with the foregoing or that are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to your shares of Common Stock until the end of such period. You also agree that any transferee of any shares of Common Stock (or other securities) of the Company held by you will be bound by this Section 7. The underwriters of the Company’s stock are intended third party beneficiaries of this Section 7 and will have the right, power and authority to enforce the provisions hereof as though they were a party hereto.

8.
Transferability. Except as otherwise provided in the Plan, your PRSU Award is not transferable, except by will or by the applicable laws of descent and distribution.
9.
Corporate Transaction. Your PRSU Award is subject to the terms of any agreement governing a Corporate Transaction involving the Company, including, without limitation, a provision for the appointment of a stockholder representative that is authorized to act on your behalf with respect to any escrow, indemnities and any contingent consideration.
10.
No Liability for Taxes. As a condition to accepting the PRSU Award, you hereby (a) agree to not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates related to tax liabilities arising from the PRSU Award or other Company compensation and (b) acknowledge that you were advised to consult with your own personal tax, financial and other legal advisors regarding the tax consequences of the PRSU Award and have either done so or knowingly and voluntarily declined to do so.
11.
Severability. If any part of this PRSU Award Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity will not invalidate any portion of this PRSU Award Agreement or the Plan not declared to be unlawful or invalid. Any Section of this PRSU Award Agreement (or part of such a Section) so declared to be unlawful or invalid will, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.
12.
Other Documents. You hereby acknowledge receipt of or the right to receive a document providing the information required by Rule 428(b)(1) promulgated under the Securities Act, which includes the Prospectus. In addition, you acknowledge receipt of the Company’s Trading Policy.
13.
Questions. If you have questions regarding these or any other terms and conditions applicable to your PRSU Award, including a summary of the applicable federal income tax consequences please see the Prospectus.

Xometry, Inc.
PRSU Award Grant Notice

Performance Restricted Stock Unit Award – International
(2021 Equity Incentive Plan)

Xometry, Inc. (the “Company”) has awarded to you (the “Participant”) up to the number of performance-based restricted stock units (“PRSUs” or “Performance Restricted Stock Units”) specified and on the terms set forth below in consideration of your services (the “PRSU Award”). Your PRSU Award is subject to all of the terms and conditions as set forth herein and in the Company’s 2021 Equity Incentive Plan (the “Plan”) and the Award Agreement (the “Agreement”) (the definition of which shall include any special terms and conditions for the Participant’s country set out in the attached appendix (the “Appendix”)), which are attached hereto and incorporated herein in their entirety. Capitalized terms not explicitly defined herein but defined in the Plan or the Agreement shall have the meanings set forth in the Plan or the Agreement.

Participant: _________________________________

Date of Grant: _________________________________

Target # of Performance Restricted Stock Units: ____________________________

Award: Subject to, and in accordance with, the Vesting Conditions set forth on Exhibit A attached hereto, you will be eligible to earn up to [ ]% of the target number of PRSUs indicated in this Grant Notice.

Vesting Schedule: As set forth in Exhibit A attached hereto.

Issuance Schedule: If any PRSUs become vested according to the Vesting Conditions set forth in Exhibit A attached hereto, one share of Common Stock will be issued for each PRSU which vests at the time set forth in Section 6 of the Agreement.

Participant Acknowledgements: By your signature below or by electronic acceptance or authentication in a form authorized by the Company, you understand and agree that:

•
The PRSU Award is governed by this PRSU Award Grant Notice (this “Grant Notice”), and the provisions of the Plan and the Agreement, all of which are made a part of this document. Unless otherwise provided in the Plan, this Grant Notice and the Agreement (together, the “PRSU Award Agreement”) may not be modified, amended or revised except in a writing signed by you and a duly authorized officer of the Company.
•
You have read and are familiar with the provisions of the Plan, the PRSU Award Agreement and the document containing the Plan information specified in Section 10(a) of the Securities Act (the “Prospectus”). In the event of any conflict between the provisions in the PRSU Award Agreement, or the Prospectus and the terms of the Plan, the terms of the Plan shall control.

•
The PRSU Award Agreement sets forth the entire understanding between you and the Company regarding the acquisition of Common Stock and supersedes all prior oral and written agreements, promises and/or representations on that subject with the exception of: (i) other equity awards previously granted to you, and (ii) any written employment agreement, offer letter, severance agreement, written severance plan or policy, or other written agreement between the Company and you in each case that specifies the terms that should govern this PRSU Award.

Xometry, Inc. Participant:

By: Signature Signature

Title:

Attachments: PRSU Award Agreement (including the Appendix), 2021 Equity Incentive Plan

Xometry, Inc.

2021 Equity Incentive Plan

Award Agreement (PRSU Award) - International

As reflected by your Performance Restricted Stock Unit Grant Notice (“Grant Notice”) Xometry, Inc. (the “Company”) has granted you a PRSU Award for up to the numbers of PRSUs as indicated in the Grant Notice (the “PRSU Award”) under its 2021 Equity Incentive Plan (the “Plan”) subject to the Vesting Conditions of Exhibit A being satisfied. The terms of your PRSU Award as specified in this Award Agreement for your PRSU Award (the “Agreement”), the definition of which shall include any special terms and conditions for Participant’s country set out in the attached appendix (the “Appendix”) and the Grant Notice constitute your “PRSU Award Agreement”. Defined terms not explicitly defined in this Agreement but defined in the Grant Notice or the Plan shall have the same definitions as in the Grant Notice or Plan, as applicable.

The general terms applicable to your PRSU Award are as follows:

14.
Governing Plan Document. Your PRSU Award is subject to all the provisions of the Plan, including but not limited to the provisions in:
(a)
Section 6 of the Plan regarding the impact of a Capitalization Adjustment, dissolution, liquidation, or Corporate Transaction on your PRSU Award;
(b)
Section 9(e) of the Plan regarding the Company’s retained rights to terminate your Continuous Service notwithstanding the grant of the PRSU Award; and
(c)
Section 8(c) of the Plan regarding the tax consequences of your PRSU Award.

Your PRSU Award is further subject to all interpretations, amendments, rules and regulations, which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the PRSU Award Agreement and the provisions of the Plan, the provisions of the Plan shall control.

15.
Grant of the PRSU Award. This PRSU Award represents your right to be issued on a future date the number of shares of the Company’s Common Stock that is equal to the number of performance restricted stock units indicated in the Grant Notice as modified to reflect any Capitalization Adjustment and subject to your satisfaction of the vesting conditions set forth in Exhibit A attached hereto (the “Performance Restricted Stock Units”). Any additional Performance Restricted Stock Units that become subject to the PRSU Award pursuant to Capitalization Adjustments as set forth in the Plan and the provisions of Section 4 below, if any, shall be subject, in a manner determined by the Board, to the same forfeiture restrictions, restrictions on transferability, and time and manner of delivery as applicable to the other Performance Restricted Stock Units covered by your PRSU Award.

1.

16.
Vesting. Your Performance Restricted Stock Units will vest, if at all, in accordance with the Vesting Conditions set forth in Exhibit A attached hereto, subject to the provisions contained herein and the terms of the Plan. Vesting will cease upon the termination of your Continuous Service and the Performance Restricted Stock Units that were not vested on the date of such termination will be forfeited at no cost to the Company and you will have no further right, title or interest in or to such PRSU Award or the Common Stock to be issued in respect of such portion of the PRSU Award.
17.
Dividends. You may become entitled to receive payments equal to any cash dividends and other distributions paid with respect to a corresponding number of shares of Common Stock to be issued in respect of the Performance Restricted Stock Units covered by your PRSU Award. Any such dividends or distributions shall be subject to the same forfeiture restrictions as apply to the Performance Restricted Stock Units and shall be paid at the same time that the corresponding shares are issued in respect of your vested Performance Restricted Stock Units, provided, however that to the extent any such dividends or distributions are paid in shares of Common Stock, then you will automatically be granted a corresponding number of additional Performance Restricted Stock Units subject to the PRSU Award (the “Dividend Units”), and further provided that such Dividend Units shall be subject to the same forfeiture restrictions and restrictions on transferability, and same timing requirements for issuance of shares, as apply to the Performance Restricted Stock Units subject to the PRSU Award with respect to which the Dividend Units relate.
18.
Withholding Obligations. As further provided in Section 8 of the Plan, you hereby authorize withholding from payroll and any other amounts payable to you, and otherwise agree to make adequate provision for, any sums required to satisfy the federal, state, local and foreign tax and social security withholding obligations, if any, which arise in connection with your PRSU Award (the “Withholding Obligation”) in accordance with the withholding procedures established by the Company. Unless the Withholding Obligation is satisfied, the Company shall have no obligation to deliver to you any Common Stock in respect of the PRSU Award. In the event the Withholding Obligation of the Company arises prior to the delivery to you of Common Stock or it is determined after the delivery of Common Stock to you that the amount of the Withholding Obligation was greater than the amount withheld by the Company, you agree to indemnify and hold the Company harmless from any failure by the Company to withhold the proper amount.
19.
Date of Issuance.
(a)
The issuance of shares in respect of the Performance Restricted Stock Units is intended to comply with Treasury Regulations Section 1.409A-1(b)(4) and will be construed and administered in such a manner. Subject to the satisfaction of the Withholding Obligation, if any, in the event one or more Performance Restricted Stock Units vests, the Company shall issue to you one (1) share of Common Stock for each Performance Restricted Stock Unit that vests on the applicable vesting date(s) (subject to any adjustment under Section 4 above, and subject to any different provisions in the Grant Notice). If you are subject to taxation in the United States, each issuance date determined by this paragraph is referred to as an “Original Issuance Date.”

2.

(b)
If the Original Issuance Date falls on a date that is not a business day, delivery shall instead occur on the next following business day. In addition, if:
(i)
the Original Issuance Date does not occur (1) during an “open window period” applicable to you, as determined by the Company in accordance with the Company’s then-effective policy on trading in Company securities, or (2) on a date when you are otherwise permitted to sell shares of Common Stock on an established stock exchange or stock market (including but not limited to under a previously established written trading plan that meets the requirements of Rule 10b5-1 under the Exchange Act and was entered into in compliance with the Company’s policies (a “10b5-1 Arrangement) or under such other policy expressly approved by the Company), and
(ii)
either (1) a Withholding Obligation does not apply, or (2) the Company decides, prior to the Original Issuance Date, (A) not to satisfy the Withholding Obligation by withholding shares of Common Stock from the shares otherwise due, on the Original Issuance Date, to you under this Award, and (B) not to permit you to enter into a “same day sale” commitment with a broker-dealer (including but not limited to a commitment under a 10b5-1 Arrangement) and (C) not to permit you to pay your Withholding Obligation in cash,
(iii)
then the shares that would otherwise be issued to you on the Original Issuance Date will not be delivered on such Original Issuance Date and will instead be delivered on the first business day when you are not prohibited from selling shares of the Company’s Common Stock in the open public market or on such other date determined by the Company, but, if you are subject to taxation in the United States, in no event later than December 31 of the calendar year in which the Original Issuance Date occurs (that is, the last day of your taxable year in which the Original Issuance Date occurs), or, if and only if permitted in a manner that complies with Treasury Regulations Section 1.409A-1(b)(4), no later than the date that is the 15th day of the third calendar month of the applicable year following the year in which the shares of Common Stock under this PRSU Award are no longer subject to a “substantial risk of forfeiture” within the meaning of Treasury Regulations Section 1.409A-1(d).
(c)
To the extent the PRSU Award is a Non-Exempt Award, the provisions of Section 11 of the Plan shall apply.
20.
Lock-Up Period. By accepting your PRSU Award, you agree that you will not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale with respect to any shares of Common Stock or other securities of the Company held by you, for a period of one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Securities Act or such longer period as the underwriters or the Company will request to facilitate compliance with FINRA Rule 2241 or any successor or similar rules or regulation (the “Lock-Up Period”); provided, however, that nothing contained in this Section 7 will prevent the exercise of a repurchase option, if any, in favor of the Company during the Lock-Up Period. You further agree to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriters that are consistent with the foregoing or that are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose

3.

stop-transfer instructions with respect to your shares of Common Stock until the end of such period. You also agree that any transferee of any shares of Common Stock (or other securities) of the Company held by you will be bound by this Section 7. The underwriters of the Company’s stock are intended third party beneficiaries of this Section 7 and will have the right, power and authority to enforce the provisions hereof as though they were a party hereto.
21.
Transferability. Except as otherwise provided in the Plan, your PRSU Award is not transferable, except to your personal representative on your death.
22.
Corporate Transaction. Your PRSU Award is subject to the terms of any agreement governing a Corporate Transaction involving the Company, including, without limitation, a provision for the appointment of a stockholder representative that is authorized to act on your behalf with respect to any escrow, indemnities and any contingent consideration.
23.
No Liability for Taxes. As a condition to accepting the PRSU Award, you hereby (a) agree to not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates related to tax or social security liabilities arising from the PRSU Award or other Company compensation and (b) acknowledge that you were advised to consult with your own personal tax, financial and other legal advisors regarding the tax and social security consequences of the PRSU Award and have either done so or knowingly and voluntarily declined to do so.
24.
Severability. If any part of this PRSU Award Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity will not invalidate any portion of this PRSU Award Agreement or the Plan not declared to be unlawful or invalid. Any Section of this PRSU Award Agreement (or part of such a Section) so declared to be unlawful or invalid will, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.
25.
Other Documents. You hereby acknowledge receipt of or the right to receive a document providing the information required by Rule 428(b)(1) promulgated under the Securities Act, which includes the Prospectus. In addition, you acknowledge receipt of the Company’s Trading Policy.
26.
Questions. If you have questions regarding these or any other terms and conditions applicable to your PRSU Award, including a summary of the applicable federal income tax consequences please see the Prospectus.
27.
Award not an Employment or Service Contract.
(a)
The PRSU Award is not an employment or service contract, and nothing in the PRSU Award will be deemed to create in any way whatsoever any obligation on your part to continue in the employ of the Company or an Affiliate, or of the Company or an Affiliate to continue your employment. In addition, nothing in the PRSU Award will obligate the Company

4.

or an Affiliate, their respective stockholders, boards of directors, officers or employees or other service providers to continue any relationship that you might have as a Director or Consultant for the Company or an Affiliate.
(b)
By accepting the PRSU Award, you acknowledge, understand and agree that:
(i)
the Plan is established voluntarily by the Company, it is discretionary in nature, and may be amended, suspended or terminated by the Company at any time, to the extent permitted under the Plan;
(ii)
the grant of the PRSU Award is voluntary and occasional and does not create any contractual or other right to receive future grants of awards (whether on the same or different terms), or benefits in lieu of awards, even if awards have been granted in the past;
(iii)
the future value of the shares of Common Stock underlying the PRSU Award is unknown, indeterminable, and cannot be predicted with certainty;
(iv)
neither the Company nor any Affiliate shall be liable for any foreign exchange rate fluctuation between your local currency and the United States Dollar that may affect the value of the PRSU Award or of any amounts due to you pursuant to the vesting of the PRSU Award or the subsequent sale of any shares of Common Stock received;
(v)
for the purposes of the PRSU Award, your Continuous Service will be considered terminated as of the date Participant is no longer actively providing services to the Company or one of its Affiliates (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where you are employed or the terms of your employment agreement, if any), and unless otherwise expressly provided in this Agreement or determined by the Company, your right to vest in the PRSU Award under the Plan, if any, will terminate as of such date and in each instance will not be extended by any notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where Participant is employed or the terms of his or her employment agreement, if any, and the Board shall have the exclusive discretion to determine when you are no longer actively providing services for purposes of the PRSU Award (including whether you may still be considered to be providing services while on a leave of absence);
(vi)
no claim or entitlement to compensation or damages shall arise from forfeiture of this PRSU Award resulting from the termination of your Continuous Service (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where you are employed or the terms of your employment or service agreement, if any), and in consideration of the grant of this PRSU Award to which you are otherwise not entitled, you irrevocably agree never to institute any claim against the Company or any Affiliate, waive your ability, if any, to bring any such claim, and releases the Company and any Affiliate from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, you shall be deemed irrevocably to have agreed not

5.

to pursue such claim and agrees to execute any and all documents necessary to request dismissal or withdrawal of such claim.
28.
Data privacy.
(a)
You explicitly and unambiguously acknowledge and consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this document by and among, as applicable, your employer, the Company and its Affiliates for the exclusive purpose of implementing, administering and managing your participation in the Plan. You understand that the Company, its Affiliates and your employer hold certain personal information about you, including, but not limited to, name, home address and telephone number, date of birth, social security number (or other identification number), salary, nationality, job title, any shares of stock or directorships held in the Company, details of all options or any other entitlement to shares of stock awarded, canceled, purchased, exercised, vested, unvested or outstanding in your favor for the purpose of implementing, managing and administering the Plan (“Data”). You understand that the Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in your country or elsewhere, in particular in the US, and that the recipient country may have different data privacy laws providing less protections of your personal data than your own country. You may request a list with the names and addresses of any potential recipients of the Data by contacting the stock plan administrator at the Company (the “Stock Plan Administrator”). You acknowledge that the recipients may receive, possess, process, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan, including any requisite transfer of such Data, as may be required to a broker or other third party with whom you may elect to deposit any shares of Common Stock acquired upon the vesting of the PRSU Award. You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the Plan. You may, at any time, view the Data, request additional information about the storage and processing of the Data, require any necessary amendments to the Data or refuse or withdraw the consents herein, in any case without cost, by contacting the Stock Plan Administrator in writing.
(b)
For the purposes of operating the Plan in the European Union, Switzerland and the United Kingdom, the Company will collect and process information relating to you in accordance with the privacy notice from time to time in force.
29.
Language. You acknowledge that you are sufficiently proficient in the English language, or have consulted with an advisor who is sufficiently proficient in English, so as to allow you to understand the terms and conditions of this Agreement. If you have received this Agreement, or any other document related to this PRSU Award and/or the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.
30.
Foreign Asset/Account, Exchange Control and Tax Reporting. You may be subject to foreign asset/account, exchange control and/or tax reporting requirements as a result of the acquisition, holding and/or transfer of shares of Common Stock or cash (including

6.

dividends and the proceeds arising from the sale of shares of Common Stock) derived from your participation in the Plan in, to and/or from a brokerage/bank account or legal entity located outside your country. The applicable laws in your country may require that you report such accounts, assets and balances therein, the value thereof and/or the transactions related thereto to the applicable authorities in such country. You may also be required to repatriate sale proceeds or other funds received as a result of your participation in the Plan to your country through a designated bank or broker within a certain time after receipt. You acknowledge that it is your responsibility to be compliant with such regulations and you are encouraged to consult with your personal legal advisor for any details.
31.
Appendix. Notwithstanding any provisions in this Agreement, the PRSU Award shall be subject to the special terms and conditions for your country set forth in the Appendix attached hereto. Moreover, if you relocate to one of the countries included therein, the terms and conditions for such country will apply to you to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Appendix constitutes part of this Agreement.

APPENDIX

This Appendix includes special terms and conditions that govern the Award granted to you under the Plan if you reside and/or work in any country listed below.

The information contained herein is general in nature and may not apply to your situation, and you are advised to seek appropriate professional advice as to how the relevant laws in your country may apply to your situation. If you are a citizen or resident of a country other than the one in which you are currently working and/or residing, transfer employment and/or residency to another country after the date of grant, are a consultant, changes employment status to a consultant position, or are considered a resident of another country for local law purposes, the Company shall, in its discretion, determine the extent to which the special terms and conditions contained herein shall be applicable to you. References to your “employer” shall include any entity that engages your services.

Germany

Securities Disclaimer. Participation in the Plan is exempt or excluded from the requirement to publish a prospectus under the EU Prospectus Directive as implemented in Germany.

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Exchange Control Information. Cross-border payments in excess of €12,500 must be reported monthly to the German Federal Bank (Bundesbank). In the event that you make or receive a payment in excess of this amount, you are required to report the payment to Bundesbank electronically using the “General Statistics Reporting Portal” (“Allgemeines Meldeportal Statistik”) available via Bundesbank’s website (www.bundesbank.de).

Tax Reporting. You must report and pay any capital gains tax liability that arises in connection with the sale of shares acquired under the Plan. In general, the statutory deadline for filing annual income tax returns for taxpayers is 31 July of the calendar year following the respective fiscal year. Payment periods of due tax amounts are determined in view of the competent tax office. You should consult with your personal tax advisor to ensure that you are properly complying with applicable reporting requirements in Germany.

Exhibit A

Vesting Conditions

Vesting Conditions

The PRSU Award will vest, if at all, upon the achievement of both a performance-based requirement (the “Performance Requirement”) (the actual number of shares that become eligible to vest based upon achievement of the Performance Requirement, the “Eligible Shares”) and a service-based requirement (the “Service Based Requirement”) (the actual number of shares awarded to you based upon satisfaction of both the Service Based Requirement and the Performance Requirement (the “Awarded Shares”)), each as described below. The PRSU Award will only vest and become Awarded Shares if both of the Performance Requirement and the Service Based Requirement are satisfied as set forth below. Once the Performance Requirement has been satisfied, the applicable number of Eligible Shares will be eligible to vest and become Awarded Shares in accordance with the Service Based Requirement. Terms used but otherwise not defined herein will have the meaning as set forth in the PRSU Award Agreement, to which this Exhibit A is attached.

Performance Requirement: Subject to your Continuous Service through the Determination Date, the Performance Requirement may be achieved as to a percentage of the target number of PRSUs to the extent the Board certifies that the Company has achieved or exceeded the threshold for the following two (2) equally weighted performance goals: (i) “Revenue,” and (ii) “Adjusted EBITDA,” (each as defined below, and collectively referred to herein as the “Performance Goals”) during the Performance Period, as set forth in the table below.

The number of shares that may become Eligible Shares shall range from 0% to 150% of the target number of shares subject to the PRSU Award based on actual achievement of the Performance Goals during the Performance Period.

Revenue

Achievement Level	Revenue	% of Target

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Threshold	$484,200,000	50%
Target	$538,000,000	100%
Maximum	$591,800,000	150%

If, for the Performance Period, Revenue is greater than the “threshold” achievement level set forth above but less than the “target” achievement level set forth above, or is greater than the “target” achievement level set forth above but less than the “maximum” achievement level set forth above, then the percentage of the PRSU Award eligible to become Eligible Shares shall be determined using straight line interpolation. For the avoidance of doubt, if the achievement level is below “threshold” the “% of Target” in the Revenue table above will be equal to zero.

Adjusted EBITDA

Achievement Level	Adjusted EBITDA	% of Target
Threshold	-$19,000,000	20%
Target	-$9,000,000	100%
Maximum	$1,000,000	150%

If, for the Performance Period, Adjusted EBITDA is greater than the “threshold” achievement level set forth above but less than the “target” achievement level set forth above, or is greater than the “target” achievement level set forth above but less than the "maximum” achievement level set forth above, then the percentage of the PRSU Award eligible to become Eligible Shares shall be determined using straight line interpolation. For the avoidance of doubt, if the achievement level is below “threshold” the “% of Target” in the Adjusted EBITDA table above will be equal to zero.

The Board shall have the right to adjust or modify the calculation of the Performance Goals as permitted under the Plan or contemplated herein. For instance, adjustments shall be made as the Board deems necessary or appropriate in its sole discretion to take account of any (i) acquisitions, divestitures, reorganization, restructuring, or any other specific unusual or nonrecurring events or conditions that occur during the Performance Period, and/or (ii) changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results, including such changes that result in gains, losses or expenses determined to be extraordinary or unusual in nature or infrequent in occurrence, in each case, affecting the Company or any of its subsidiaries or the financial statements of the Company or any of its subsidiaries (each, a “Permitted Adjustment”).

As soon as practicable following completion of the Company’s annual report on Form 10-K for the Performance Period, the Board will determine and certify the number of PRSUs, if any, that shall be Eligible Shares, based on achievement against the Performance Goals during the Performance Period (the date of such determination, the “Determination Date”).

Service Based Requirement: Subject to your Continuous Service on each such date, 1/3 of the Eligible Shares will vest immediately on the Determination Date, 1/3 will vest upon the one-year anniversary of the Determination Date, and 1/3 will vest on the two-year anniversary of the Determination Date. No portion of the PRSU Award will be eligible to vest as to the Service Based Requirement unless and until the Performance Requirement has been achieved. If the Performance Requirement is not achieved at any

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achievement level during the Performance Period, the PRSU Award shall be forfeited without consideration.

Clawback and Recoupment Policies

You agree that the PRSU Award shall be subject to any applicable clawback or recoupment policies, share trading policies and other policies that may be implemented by the Company from time to time. You further agree that, subject to the requirements of applicable law, if you breach any restrictive covenant agreement between you and the Company or otherwise engage in activities that constitute Cause either while employed by, or providing service to, the Company may require that you forfeit any unvested PRSUs and/or return to the Company all, or such portion of the shares of Company common stock issued or cash paid hereunder, in each case as the Board may determine and, in the event that you no longer own the shares of Company common stock, you shall pay to the Company the amount of any gain realized or payment received as a result of any sale or other disposition of the shares (or, in the event you transfer the shares by gift or otherwise without consideration, the Fair Market Value of the shares on the date of the breach of any restrictive covenant agreement or activity constituting Cause). You agree that payment by you shall be made in such manner and on such terms and conditions as may be required by the Board and the Company shall be entitled to set off against the amount of any such payment any amounts otherwise owed to you.

Certain Definitions

“Adjusted EBITDA” means net loss, adjusted for interest expense, interest and dividend income and other expenses, income tax provision (benefit), and certain other non-cash or non-recurring items impacting net loss from time to time, principally comprised of depreciation and amortization, amortization of lease intangible, stock-based compensation, charitable contributions of common stock, income from unconsolidated joint venture, impairment of assets, lease abandonment, restructuring charges, costs to exit the supplies business and acquisition and other adjustments not reflective of the Company’s ongoing business, such as adjustments related to purchase accounting, the revaluation of contingent consideration and transaction costs or other Permitted Adjustments.

“Performance Period” means the one-year period beginning on January 1, 2024 and ending on December 31, 2024.

“Revenue” means the Company’s consolidated revenue (determined in a manner consistent with the US GAAP methodology used for reporting in the Company’s Consolidated Statements of Operations as of the Date of Grant), as may be adjusted by the Administrator in its discretion to reflect any Permitted Adjustments.

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